UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 to September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Annual Report

  2  0  0  7

To our Shareholders:

On September 30, 2007, the net asset value (NAV) per share of the Fund was $15.34. During the twelve-month period ended September 30, 2007, total return at net asset value of your Fund was 19.51%. During the most recent six-month period ended September 30, 2007, total return at net asset value of your Fund was 11.22%. The total investment return at market was 10.56% during the twelve-month period ended September 30, 2007 and was 1.56% during the six-month period ended September 30, 2007. Comparisons to relevant indices are listed below:

Investment Returns	Six months Ended 9/30/07	Fiscal Year Ended 9/30/07
Investment Return at Market	+ 1.56%	+10.56%
Net Asset Value	+11.22%	+19.51%
NASDAQ Biotech Index (NBI)	+ 9.96%	+13.27%
S&P 500 Index	+ 8.44%	+16.44%

During both the fiscal year and six month period ending September 30, 2007, the NAV of the Fund exceeded both its NBI benchmark and the S&P 500 Index. In addition, during this period, the discount at which the Fund's shares trade increased. As of September 30, 2007 the Fund traded at a discount of 11.80% compared to a year earlier when the discount was 4.66%. Such widening of discount was observed in many other closed end funds during fiscal 2007, probably resulting from recent dynamics in the U.S. credit markets. Though we are unaware of any significant credit exposure in our portfolio, our Fund's discount may have been negatively affected by this general trend. The discount may have also been adversely affected by what we perceive as a recent trend in sentiment away from higher volatility investments. Our Fund typically exhibits greater volatility than the broad market indices.

During the twelve-month period ending September 30, 2007, a number of broad trends have been observed in the healthcare sector. In general, the biotechnology, managed care, pharmacy benefit manager, diagnostics and life science tool sub-sectors have been among the best performers during the twelve month period while the healthcare provider and small developing biotech sub-sectors have been among the weakest performers.

During the last twelve months, merger and acquisition activity has been a major theme in the healthcare sector in general and in the biotech sub-sector, particularly. The planned or completed acquisition of Fund holdings, such as MedImmune, Inc. and Cytyc

Corporation for example, has had positive effect on the NAV of the Fund. We believe that other acquisitions within the sector, including the acquisitions of Caremark Rx, Inc., Organon BioSciences N.V. and New River Pharmaceuticals Inc. by CVS Corporation, Schering-Plough Corporation and Shire Plc, respectively, have helped to create general market interest in healthcare.

As always, specific clinical and marketing events, both positive and negative, have had significant apparent impact on interest in healthcare. The approval and rapid launch of Merck & Co.'s Januvia has been impressive. On the other hand, the apparent failure to attain market adoption by Pfizer Inc./Nektar Therapeutics's inhaled insulin product, Exubera, has been a significant disappointment.

We have also observed a general developing interest in technologies related to RNAi therapeutics and similar target-specific approaches. Alnylam Pharmaceuticals, Inc., Isis Pharmaceuticals, Inc. and Sangamo Biosciences, Inc. are all relatively early stage companies developing technologies and/or products in this area of science. Most have exhibited significant increases in the price of their stock over the last year. Sirna Therapeutics, Inc., a company developing related technologies, was acquired by Merck & Co., Inc. (Please note that regarding the above discussion of the companies mentioned, the Fund owned positions in Cytyc Corporation, Shire Plc and Alnylam Pharmaceuticals, Inc. at fiscal year end.)

During the report period the Centers for Medicare & Medicaid Services (CMS) reimbursement for products marketed by a number of companies including the anemia treating drugs sold by Amgen, Inc., the largest component of the NBI index, came under great debate. CMS reimbursement of other products made by such companies as Sepracor Inc., Cephalon, Inc. and Endo Pharmaceuticals Holdings was also affected. Separately, there were a number of developments affecting the way Hepatitis C may be treated in the future. These developments have had material impact on Idenix Pharmaceuticals Inc., Vertex Pharmaceuticals, Inc., Schering-Plough Corporation, Human Genome Sciences, Inc. and others.

Within the last year, several of our private venture companies have either attained public listing or have declared their intention to do so. In particular, Masimo Corporation has completed a very successful IPO and Cougar Biotechnology, Inc. completed a reverse merger which resulted in a public listing. Concentric Medical, Inc. and CardioNet, Inc. made S-1 filings with the Securities Exchange Commission (SEC), each declaring its intention to undertake an IPO.

During the twelve-month period ending September 30, 2007, Align Technology, Inc., MedImmune, Inc., Zix Corporation, ACADIA Pharmaceuticals, Inc., and Conor Medsystems, Inc. produced the greatest positive impact on the Fund's NAV. Note that ACADIA Pharmaceuticals, Inc., Conor Medsystems, Inc. and Zix Corporation were originally restricted investments. Amgen, Inc., Emageon, Inc., and Idenix Pharmaceuticals Inc. had the largest negative effect on Fund NAV among the public portfolio. Write downs of venture investments in Raven biotechnologies, Inc. and OmniSonics Medical Technologies, Inc. also had significant negative impact on NAV.

During the twelve-month period ended September 30, 2007, within the public portfolio, the Fund established positions in several companies including Applera Corp.-Applied Biosystems Group, Becton, Dickinson, and Company, BioMarin Pharmaceutical Inc., PerkinElmer, Inc. and Thermo Fisher Scientific Inc. During the same twelve-month period the Fund exited its position in several companies including MedImmune, Inc., Natus Medical, Inc., Theravance, Inc., United Therapeutics Corp. and ZymoGenetics, Inc. The Fund exited its position in Conor Medsystems, Inc. when it was acquired by Johnson & Johnson and also exited its position in Myogen, Inc. when it was acquired by Gilead Sciences, Inc.

During the same twelve-month period, within the venture portfolio, the Fund established a position in Athersys, Inc., FlowCardia, Inc., Magellan Biosciences, Inc. and Xoft, Inc. and made follow on investments in Agensys, Inc., CardioNet, Inc., Ceres, Inc., Matritech Inc., TargeGen, Inc. and Xanthus Life Sciences, Inc. Also, Cougar Biotechnology, Inc. exited the Fund's venture portfolio when its registration statement was declared effective by the SEC and the company's shares became publicly traded. The Fund wrote off its venture position in Galileo Pharmaceuticals, Inc. and Therion Biologics Corporation.

Please note that during this report period, the Fund began to engage in options transactions.

As always, if you have questions, please feel free to call us at (617)772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of September 30, 2007

% of Net Assets
Gilead Sciences, Inc.	4.13%
Masimo Corporation	2.93%
Teva Pharmaceutical Industries, Ltd.	2.79%
Celgene Corporation	2.77%
Genzyme Corporation	2.55%
Amgen Inc.	2.43%
Becton, Dickinson and Company	2.36%
Concentric Medical, Inc.	2.21%
ACADIA Pharmaceuticals Inc.	2.14%
PerkinElmer, Inc.	2.10%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of September 30, 2007

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

	CONVERTIBLE SECURITIES AND WARRANTS - 12.7% of Net Assets
SHARES	Convertible Preferred (Restricted) (c) - 11.7%	VALUE
	Drug Discovery Technologies - 1.1%
1,587,302	Agilix Corporation Series B (a) (b)	$94,540
250,000	Ceres, Inc. Series C (a)	1,625,000
21,462	Ceres, Inc. Series C-1 (a)	139,503
175,540	Ceres, Inc. Series D (a)	1,141,010
28,385	Ceres, Inc. Series F (a)	184,502
5,677	Ceres, Inc. warrants (expiration 9/05/15) (a)	0
200,000	Zyomyx, Inc. Series A New (a)	20,000
200	Zyomyx, Inc. Series B New (a)	20
	Emerging Biopharmaceuticals - 2.9%
744,921	Agensys, Inc. Series C (a)	2,681,716
138,261	Agensys, Inc. Series D (a)	497,740
1,212,121	Raven biotechnologies, Inc. Series B (a)	251,515
1,872,772	Raven biotechnologies, Inc. Series C (a)	388,600
2,722,014	Raven biotechnologies, Inc. Series D (a)	200,068
1,415,385	TargeGen, Inc. Series C (a)	1,840,000
407,825	TargeGen, Inc. Series D (a)	530,173
2,649,902	Xanthus Pharmaceuticals, Inc. Series B (a)	2,649,902
	Healthcare Services - 2.6%
1,051,429	CardioNet, Inc. Series C (a)	3,680,001
635	CardioNet, Inc. Mandatorily Cvt. Pfd. (a)	653,052
35,254	CardioNet, Inc. warrants (expiration 5/01/11) (a)	0
1,390	CardioNet, Inc. warrants (expiration 8/29/11) (a)	0
322,168	CytoLogix Corporation Series A (a) (b)	3,222
151,420	CytoLogix Corporation Series B (a) (b)	348,266
3,589,744	PHT Corporation Series D (a) (b)	2,800,000
802,996	PHT Corporation Series E (a) (b)	626,337
	Medical Devices and Diagnostics - 5.1%
3,235,293	Concentric Medical, Inc. Series B (a) (b)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (a) (b)	1,627,906
455,333	Concentric Medical, Inc. Series D (a) (b)	637,466
177,778	EPR, Inc. Series A (a)	1,778
1,592,852	FlowCardia, Inc. Series C (a)	1,708,334
2,446,016	Labcyte Inc. Series C (a)	1,280,000
2,050,000	Magellan Biosciences, Inc. Series A (a)	2,050,000
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1 (a)	781,218
438,873	OmniSonics Medical Technologies, Inc. Series B-1 (a)	332,227
43,478	TherOx, Inc. Series H (a)	167,869
99,646	TherOx, Inc. Series I (a)	384,733

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(continued)

SHARES	Convertible Preferred (Restricted) (c) - continued	VALUE
2,813	TherOx, Inc. warrants (expiration 1/26/10) (a)	$0
5,427	TherOx, Inc. warrants (expiration 6/09/09) (a)	0
640,625	Xoft, Inc. Series D (a)	2,050,000
		$35,906,108
PRINCIPAL AMOUNT	Convertible Notes - 1.0%
	Drug Discovery Technologies - 1.0%
$700,000	deCODE Genetics, Inc., 3.50% due 2011	472,500
1,583,334	Matritech Inc. Series A, 15.00% due 2009 (Restricted) (b) (c)	1,564,300
1,000,000	Matritech Inc. Series B, 15.00% due 2007 (Restricted) (b) (c)	1,089,747
		$3,126,547
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $44,442,815)	$39,032,655
SHARES	COMMON STOCKS AND WARRANTS - 84.8%
	Biopharmaceuticals - 31.0%
109,050	Adams Respiratory Therapeutics, Inc. (a)	4,202,787
132,600	Affymax Inc. (a)	3,588,156
320,571	Akorn, Inc. (a)	2,401,077
108,889	Akorn, Inc. warrants (expiration 3/08/11) (a) (c)	227,578
109,000	Alnylam Pharmaceuticals, Inc. (a)	3,571,930
132,157	Amgen Inc. (a)	7,476,121
36,535	Amylin Pharmaceuticals, Inc. (a)	1,826,750
59,000	Biogen Idec Inc. (a)	3,913,470
231,700	BioMarin Pharmaceuticals, Inc. (a)	5,769,330
456,205	Critical Therapeutics, Inc. (a)	821,169
159,672	Critical Therapeutics, Inc. warrants (expiration 6/06/10) (a) (c)	97,400
221,853	Cubist Pharmaceuticals, Inc. (a)	4,687,754
46,770	Genentech, Inc. (a)	3,648,995
126,632	Genzyme Corporation (a)	7,846,119
311,250	Gilead Sciences, Inc. (a)	12,720,787
438,692	Inspire Pharmaceuticals, Inc. (a)	2,355,776
127,166	Martek Biosciences Corporation (a)	3,691,629
116,900	Medarex, Inc. (a)	1,655,304
232,450	Medicines Company (a)	4,139,935
102,450	Mentor Corporation	4,717,822
175,880	MiddleBrook Pharmaceuticals, Inc. warrants (expiration 4/29/10) (a) (c)	43,970

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(continued)

SHARES	Biopharmaceuticals - continued	VALUE
141,200	Omrix Biopharmaceuticals, Inc. (a)	$4,985,772
367,105	Synta Pharmaceuticals Corp. (a)	2,422,893
113,750	Vertex Pharmaceuticals, Inc. (a)	4,369,138
88,100	Xenoport, Inc. (a)	4,145,105
		95,326,767
	Biotechnology - 1.6%
328,000	Athersys, Inc. (Restricted) (a) (c)	1,640,000
82,000	Athersys, Inc. warrants (Restricted, expiration 6/08/12) (a) (c)	0
284,931	Momenta Pharmaceuticals, Inc. (a)	3,245,364
		4,885,364
	Drug Discovery Technologies - 6.2%
162,288	Avalon Pharmaceuticals, Inc. (a)	925,042
119,830	Celgene Corporation (a)	8,545,077
52,524	Cougar Biotechnology, Inc. (a)	1,339,362
1,601,039	Matritech, Inc. (a) (b)	162,025
1,846,154	Matritech, Inc. warrants (expiration 1/17/11) (a) (b) (c)	0
952,381	Matritech, Inc. warrants (expiration 1/22/12) (a) (b) (c)	0
174,250	Senomyx, Inc. (a)	2,134,562
55,675	Sepracor Inc. (a)	1,531,063
60,250	Shire Plc (d)	4,457,295
200,000	Zyomyx, Inc. (Restricted) (a) (c)	2,000
		19,096,426
	Emerging Biopharmaceuticals - 8.2%
437,770	ACADIA Pharmaceuticals Inc. (a)	6,588,439
600,000	ARIAD Pharmaceuticals, Inc. (a)	2,778,000
249,707	BioMimetic Therapeutics, Inc. (a)	3,331,091
90,552	DOV Pharmaceutical, Inc. warrants (expiration 12/31/09) (a) (c)	4,528
408,180	Exelixis, Inc. (a)	4,322,626
814,191	Lexicon Pharmaceuticals, Inc. (a)	2,817,101
242,522	NitroMed, Inc. (a)	431,689
125,000	Progenics Pharmaceuticals, Inc. (a)	2,763,750
272,260	XTENT, Inc. (a)	2,314,210
		25,351,434
	Generic Pharmaceuticals - 5.6%
165,100	Caraco Pharmaceutical Laboratories, Ltd. (a)	2,517,775
158,031	Impax Laboratories, Inc. (a)	1,847,382
277,500	Mylan Inc.	4,428,900

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(continued)

SHARES	Generic Pharmaceuticals - continued	VALUE
193,408	Teva Pharmaceutical Industries, Ltd. (d)	$8,600,854
		17,394,911
	Healthcare Services - 8.0%
148,148	Aveta, Inc. (Restricted) (a) (c)	1,481,480
30,478	Dako A/S (Restricted) (c) (e)	733,605
505,090	Emageon Inc. (a)	4,232,654
52,500	HealthExtras, Inc. (a)	1,461,075
75,924	ICON Plc (a) (d)	3,874,402
28,500	Medco Health Solutions, Inc. (a)	2,576,115
79,020	National Medical Health Card Systems, Inc. (a)	756,221
48,700	PAREXEL International Corporation (a)	2,009,849
204,139	Syntiro Healthcare Services (Restricted) (a) (c)	204
35,050	UnitedHealth Group, Inc.	1,697,472
40,250	WellPoint, Inc. (a) (f)	3,176,530
1,014,715	Zix Corporation (a)	1,948,253
1,485,000	Zix Corporation Warrants (expiration 10/05/11) (a) (c)	564,300
		24,512,160
	Medical Devices and Diagnostics - 24.2%
251,060	Align Technology, Inc. (a)	6,359,350
175,550	Applera Corporation - Applied Biosystems Group	6,081,052
82,050	Baxter International Inc.	4,617,774
88,740	Becton, Dickinson and Company	7,281,117
90,860	Cytyc Corporation (a)	4,329,479
241,940	eResearch Technology, Inc. (a)	2,755,697
36,156	IDEXX Laboratories, Inc. (a)	3,962,336
66,443	Inverness Medical Innovations, Inc. (a)	3,675,627
51,050	Laboratory Corporation of America Holdings (a)	3,993,641
20,500	Masimo Corporation	526,030
390,000	Masimo Corporation (Restricted) (c)	8,506,290
130,000	Masimo Laboratories, Inc. (Restricted) (a) (c)	1,300
447,080	Medwave, Inc. (a) (c)	19,001
111,770	Medwave, Inc. warrants (expiration 8/21/11) (a) (c)	0
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (c)	620
20,910	Patterson Companies, Inc. (a)	807,335
221,400	PerkinElmer, Inc.	6,467,094
139	Songbird Hearing, Inc. (Restricted) (a) (c)	93
44,225	Stryker Corporation	3,040,911

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
140,000	Symmetry Medical Inc. (a)	$2,338,000
101,000	Thermo Fisher Scientific Inc. (a)	5,829,720
130,473	Third Wave Technologies, Inc. (a)	1,125,982
181,916	VNUS Medical Technologies, Inc. (a)	2,890,645
		74,609,094
	TOTAL COMMON STOCKS AND WARRANTS (Cost $219,400,180)	$261,176,156
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 2.8%
$4,300,000	American Express Corporation; 4.60% due 10/02/07	4,298,352
4,264,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $4,264,711 (collateralized by U.S. Treasury Bond 7.125%, 2/15/23, market value $4,355,414); 2.00% due 10/01/07	4,264,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,562,352)	$8,562,352
	TOTAL INVESTMENTS - 100.3% (Cost $272,405,347)	$308,771,163
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.3%)	($773,538)
	NET ASSETS - 100%	$307,997,625

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $13,483,219).

(c)  Security fair valued by the Valuation Committee of the Board of Trustees.

(d)  American Depository Receipt.

(e)  Foreign Security.

(f)  A portion of security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(continued)

	SCHEDULE OF WRITTEN OPTIONS
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTIONS WRITTEN	EXPIRATION DATE	CURRENT VALUE
98	Wellpoint, Inc., strike @ 80	Oct-2007	($9,800)
			($9,800)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

ASSETS:
Investments in non affiliated issuers, at value (identified cost $258,414,762; see Schedule of Investments)	$295,287,944
Investments in affiliated issuers, at value
(identified cost $13,990,585; see Schedule of Investments)	13,483,219
Cash	672
Dividends and interest receivable	224,434
Receivable for investments sold	16,085
Prepaid expenses	64,626
Total assets	$309,076,980
LIABILITIES:
Payable for investments purchased	$554,414
Accrued advisory fee	307,042
Accrued audit fee	64,001
Accrued shareholder reporting fees	27,665
Accrued legal fees	34,111
Accrued trustee fee	37,279
Options written, at value (premium received $20,421)	9,800
Accrued other	45,043
Total liabilities	$1,079,355
NET ASSETS	$307,997,625
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 20,083,135 shares issued and outstanding	$272,947,282
Accumulated undistributed net realized loss on investments and options	(1,326,187)
Net unrealized gain on investments, options and foreign currency	36,376,530
Total net assets (equivalent to $15.34 per share based on 20,083,135 shares outstanding)	$307,997,625

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

INVESTMENT INCOME:
Dividend income (net of foreign tax of $13,372)	$542,605
Interest income from non affiliated issuers	1,988,036
Interest income from affiliated issuers	345,449
Total investment income		$2,876,090
EXPENSES:
Advisory fees	$3,456,338
Legal fees	232,023
Trustees' fees and expenses	192,387
Administration and auditing fees	174,416
Custodian fees	116,932
Shareholder reporting	93,085
Transfer agent fees	51,171
Stock exchange listing fee	27,531
Other (See Note (3))	243,682
Total expenses		4,587,565
Net Investment loss		($1,711,475)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS, AND FOREIGN CURRENCY:
Net realized gain on investments and options		$20,234,837
Increase in net unrealized gain on investments, options and foreign currency		31,988,951
Net realized and unrealized gain on investments, options and foreign currency		$52,223,788
Net increase in net assets resulting from operations		$50,512,313

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended September 30, 2007	For the year ended September 30, 2006
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,711,475)	($1,338,725)
Net realized gain on investments and options	20,234,837	13,733,052
Increase/(decrease) in net unrealized gain on investments, options and foreign currency	31,988,951	(33,840,281)
Net increase/(decrease) in net assets resulting from operations	$50,512,313	($21,445,954)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($22,280,388)	($26,482,790)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (855,433 and 1,016,450 shares, respectively)	$11,646,931	$15,348,652
Value of 5,606,048 shares issued in rights offering	—	71,869,535
Offering costs charged to paid-in-capital	—	(462,000)
Net increase in net assets resulting from capital share transactions	$11,646,931	$86,756,187
Net increase in net assets	$39,878,856	$38,827,443
NET ASSETS:
Beginning of year	268,118,769	229,291,326
End of year	$307,997,625	$268,118,769

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($350,394,626)
Options written	9,800
Net maturities of short-term investments	79,034,305
Sales of portfolio securities	285,651,272
Interest income received	562,810
Dividends received	496,958
Operating expenses paid	(4,727,837)
Net cash provided from operating activities	$10,632,682
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($10,633,457)
Net cash used for financing activities	($10,633,457)
NET DECREASE IN CASH	($775)
CASH AT BEGINNING OF PERIOD	1,447
CASH AT END OF PERIOD	$672
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$50,512,313
Purchases of portfolio securities	(350,394,626)
Net maturities of short-term investments	79,034,305
Sales of portfolio securities	285,651,272
Accretion of discount	(1,846,739)
Net realized gain on investments and options	(20,234,837)
Increase in net unrealized gain on investments, options and foreign currency	(31,988,951)
Decrease in dividends and interest receivable	30,417
Increase in options written	9,800
Decrease in accrued expenses	(121,612)
Decrease in prepaid expenses	(18,660)
Net cash provided from operating activities	$10,632,682

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $11,646,931.

Noncash operating activities not included herein consist of three conversions of restricted preferred stock with a total cost of $3,304,872 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the year ended September 30,
	2007	2006		2005	2004	2003
Net asset value per share: Beginning of Year	$13.94	$18.19		$15.90	$16.68	$15.14
Net investment loss (1)	($0.09)	($0.10	)(2)	($0.21)	($0.26)	($0.21)
Net realized and unrealized gain (loss)	2.63	(2.10)		3.79	0.86	3.55
Total increase (decrease) from investment operations	$2.54	($2.20)		$3.58	$0.60	$3.34
Capital gain distributions to shareholders	($1.14)	($2.05)		($1.29)	($1.38)	($1.80)
Net asset value per share: End of Year	$15.34	$13.94		$18.19	$15.90	$16.68
Per share market value: End of Year	$13.53	$13.29		$16.85	$16.20	$15.28
Total investment return at market value	10.56%	(9.95%)		12.77%	15.52%	47.65%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of year	$307,997,625	$268,118,769		$229,291,326	$191,837,984	$190,352,471
Ratio of operating expenses to average net assets	1.60%	1.74%		1.74%	1.73%	1.74%
Ratio of net investment loss to average net assets	(0.60%)	(0.64	%)(2)	(1.29%)	(1.56%)	(1.38%)
Portfolio turnover rate	112.69%	49.90%		73.79%	34.93%	32.36%
Number of shares outstanding at end of year	20,083,135	19,227,702		12,605,204	12,066,409	11,412,475

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.27%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(1)  Organization

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life science companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

(2)  Significant Accounting Policies

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

New Accounting Pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, Fair Value Measurements. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

Management is currently evaluating the impact, if any, that these pronouncements may have on the Fund's financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value are valued at fair value as

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

determined in good faith by the Trustees of the Fund. The fair value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of fair valuations these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Trustees consider may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Changes in Investment Policies

At the July 20, 2007 Annual Meeting of Shareholders, shareholders approved (i) the elimination of the restriction that prohibits the Fund from purchasing more than 10% of the outstanding voting securities of any one issuer (the 10% Restriction) and (ii) the amendment to the fundamental investment restriction on securities lending to increase the percentage of portfolio securities that may be on loan from 20% to 33 1/3% of the Fund's net assets. For more information regarding these amendments, reference is made to the Fund's proxy statement dated May 16, 2007, which is available on the Fund's website and on the SEC's website at http://sec.gov.

The Board of Trustees of the Fund has eliminated the non-fundamental policy restricting the Fund from investing for control (the Control Restriction) in order to enhance the Fund's ability to take advantage of investment opportunities and achieve its investment objective. The Board expects that the elimination of the Control Restriction will not have a significant effect upon the Fund's investment management and practices (by itself or together with the elimination of the 10% Restriction described above). The Fund may now make investments in any company with the objective of controlling or influencing the management and policies of a company, which could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Adviser expects to seek a control position in private venture capital investments only when the Adviser believes that its knowledge and experience will be of significant benefit to the portfolio company. The Adviser expects to seek control in public companies only occasionally and most often in companies with a small market capitalization. The Fund will continue to operate as a diversified investment company in compliance with the 1940 Act and the Internal Revenue Code of 1986, as amended.

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has a correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned and exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter ("OTC") options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Fund may purchase and sell (write) options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Investment Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Investment Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock options may also enable to Investment Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Coverage Requirements. All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities underlying the option or may utilize any other instrument or transaction consistent with SEC guidelines. When the Fund writes a put option, this means that the Fund may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with SEC guidelines.

Transactions in call options written for the year ended September 30, 2007 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2006	—	$—
Options written	1,535	289,661
Options terminated in closing purchase transactions	(1,397)	(254,090)
Options exercised	(40)	(15,150)
Options outstanding, September 30, 2007	98	$20,421

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other that short-term investments) for the year ended September 30, 2007 totaled $347,846,665 and $283,243,262 respectively.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without Shareholder approval.

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market value on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

At September 30, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$275,481,180
Gross tax unrealized appreciation	$62,360,249
Gross tax unrealized depreciation	$29,070,266
Net tax unrealized appreciation on investments	$33,289,983

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Long-term capital gain	$1,749,646
Net unrealized appreciation	$33,300,697

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows;

Distributions paid from	2007	2006
Ordinary income	—	$79,690
Long-term capital gain	$22,280,388	$26,403,100

Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $22,280,388 as long-term capital gain distributions for its taxable year ended September 30, 2007.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2007.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management, LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Prior to

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2007 these payments amounted to $76,864 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $47,672 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2007 were as follows:

Issuer	Value on October 1, 2006	Purchases	Sales (a)	Income	Value on September 30, 2007
Agilix Corporation	$94,540	$—	$—	$—	$94,540
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	502,935	—	112,224	—	351,488
Matritech, Inc.	2,625,846	1,806,872	416,666	345,449	2,816,072
PHT Corporation	3,426,337	—	—	—	3,426,337
	$13,444,440	$1,806,872	$528,890	$345,449	$13,483,219

(a)  Sales of affiliates represent paydowns of convertible notes.

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 17% of the Fund's net assets at September 30, 2007.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2007, as determined by the Trustees of the Fund. The Fund on its own does not have the right to demand that such securities be registered.

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$2,204,684	$3.60	$2,681,716
Series D Cvt. Pfd.	6/28/07	498,021	3.60	497,740
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	1,663,667	0.06	94,540
Athersys, Inc.
Restricted Common	6/7/07	1,644,651	5.00	1,640,000
Warrants (expiration 6/08/12)	6/7/07	0	0.00	0
Aveta, Inc.
Restricted Common	12/21/05	2,002,350	10.00	1,481,480
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01 - 3/25/03	3,701,714	3.50	3,680,001
Mandatorily Cvt. Pfd.	8/15/05 - 3/7/07	636,743	1,028.43	653,052
Warrants (expiration 5/01/11)	5/1/06	0	0.00	0
Warrants (expiration 8/29/11)	8/29/06	0	0.00	0
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,950	6.50	1,625,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.50	139,503
Series D Cvt. Pfd.	3/14/01	1,046,887	6.50	1,141,010
Series F Cvt. Pfd.	9/5/07	184,503	6.50	184,502
Warrants (expiration 9/05/15)	9/5/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,219,673	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	999,999	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,511	1.40	637,466
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	$1,078,550	$0.01	$3,222
Series B Cvt. Pfd.	1/11/01	507,260	2.30	348,266
Dako A/S
Restricted Common	6/14/04	870,888	24.07	733,605
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	1,708,334	1.07	1,708,334
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,282,337	0.52	1,280,000
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,052,648	1.00	2,050,000
Masimo Corporation
Restricted Common	8/14/96	910,530	21.81	8,506,290
Masimo Laboratories, Inc.
Restricted Common	3/31/98	0	0.01	1,300
Matritech, Inc.
Series A Convertible Note	1/17/06	1,594,151	98.80	1,564,300
Series B Convertible Note	1/22/07	1,050,590	108.98	1,089,747
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/1/03	1,200,343	0.76	781,218
Series B-1 Cvt. Pfd.	6/4/07	335,250	0.76	332,227
Restricted Common	5/24/01	1,606,320	0.01	620

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	2,001,150	0.21	251,515
Series C Cvt. Pfd.	11/26/02	1,554,400	0.21	388,600
Series D Cvt. Pfd.	6/23/05	803,610	0.07	200,068
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.67	93
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,331	1.30	1,840,000
Series D Cvt. Pfd.	5/8/07	531,198	1.30	530,173
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,626	3.86	167,869
Series I Cvt. Pfd.	7/8/05	386,273	3.86	384,733
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Pharmaceuticals, Inc.
Series B Cvt. Pfd.	12/5/03 - 11/15/06	2,652,476	1.00	2,649,902
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,055,919	3.20	2,050,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99, 1/12/04	199,800	0.10	20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
New Restricted Common	2/19/99 - 7/22/02	2,401,101	0.01	2,000
		$56,179,097		$50,925,747

(g) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(5)  Capital

On August 18, 2006, the Fund distributed one non transferable right for each of the 13,454,515 shares outstanding to shareholders of record on that date. Each three rights entitled shareholders to purchase one additional share of the Fund at the subscription price of $12.82 per share. The subscription period expired on September 21, 2006. The rights offering resulted in the issuance of 5,606,048 shares and proceeds of $71,869,535 prior to the deduction of costs of $462,000.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2007

(continued)

(6)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2006 through September 30, 2007 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2006:	$262,946,065	$0	$785,125	$4,387,579	$268,118,769
For the period from October 1, 2006 through September 30, 2007:
Net investment loss		(1,711,475)			(1,711,475)
Net realized gains			20,234,837		20,234,837
Distributions			(22,280,388)		(22,280,388)
Value of shares issued in reinvestment of dividends	11,646,931				11,646,931
Increase in net unrealized gain on investments, options and foreign currency				31,988,951	31,988,951
Reclassification for Federal income purposes	(1,645,714)	1,711,475	(65,761)
As of September 30, 2007:	$272,947,282	$0	$(1,326,187)	$36,376,530	$307,997,625

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of H&Q Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2003 were audited by other auditors whose report, dated November 23, 2003, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 16, 2007

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

H & Q Life Sciences Investors
30 Rowes Wharf, Suite 430
Boston, Massachusetts 02110
(617) 772-8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since July 2007)	Director of Steele Lab, Department of Radiation Oncology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Radiation Oncology at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/ biotechnology companies (various times since 2002); Ad hoc Consultant for Gershon Lehman Group (since 2004); Advisory Committee Member of Department of Biotechnology, Government of India (since 2004).	2

Lawrence S. Lewin 4/1938	Trustee (since 1992) and Chairman (since 2000)	Executive Consultant (since 1999) of the Lewin Group (healthcare public policy and management consulting); Director of Medco Health Solutions, Inc. (since 2003); Director of CardioNet, Inc. (since 2001); Director of Care Fusion (solutions for patient care providers, 2005-2006); and Director of Intermountain Healthcare (non-profit organization, since 1984).	2

Robert P. Mack 8/1935	Trustee (since 1992)	Orthopedic Surgeon at Orthopedic Associates of Aspen (since 2000).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Self-employed Consultant (since 2005); Investment Committee Chair (from 2003-2005) and Partner (from 1997-2003) of GMO Renewable Resources LLC (timber investment management).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Self-employed Financial Consultant (since 2002).	2

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees: (continued)

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1992)	Professor of Economics at Princeton University (since 1968); Director of Triad Hospitals, Inc. (since 2000); Director of Duke University (since 2001); Director of The Duke University Health System (since 2001); Director of Boston Scientific (since 2002); Director of Amerigroup, Inc. (since 2002); and Director of the National Bureau of Economic Research (since 2002).	2

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Self-employed Financial Consultant (since 2004); Director of Deutsche Asset Management (from 2002-2004); Senior Vice President of Scudder Investments (from 2000-2002).	2

Interested Trustees:

Daniel R. Omstead[3], Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director of Concentric Medical, Inc. (since 2003); and Magellan Biosciences (since 2006).	2

1  The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

H&Q LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Age	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:

Daniel R. Omstead, ENGSCD 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director of Concentric Medical, Inc. (since 2003); and Magellan Biosciences (since 2006).

Carolyn P. Haley, CPA, MS 7/1966	Chief Compliance Officer, Secretary and Treasurer (since July 2007)	Chief Compliance Officer of Hambrecht & Quist Capital Management LLC (since May 2007); Chief Compliance Officer, Secretary and Treasurer of HQH and HQL (since May 2007); Senior Manager of PricewaterhouseCoopers LLP (from 1998 to 2001 and 2003 to 2007).

1  The address for each officer is c/o the Fund at the Fund's address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) by the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

On April 12, 2007, the Board, and the independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Life Sciences Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about portfolio performance, investment strategy, the portfolio management team and fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflected economies of scale for the benefit of Fund investors and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also discussed the financial strength of the Adviser and the capability of the personnel of the Adviser, and specifically the strength and background of its investment analysts. The Board, together with its counsel, reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor:

The nature, extent and quality of the services to be provided by the investment adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole and for specific portfolio management, support and trading functions servicing the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund and concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser. In particular, the Trustees noted the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and Adviser. On a regular basis the Board reviews performance information on the Fund. The Trustees reviewed performance information for the Fund over the past three-month period and the one-, three-, five-, and ten-year periods ended March 28 and discussed the Fund's strategy with the Adviser and concluded that they continue to be satisfied with the performance of the Fund and the Adviser. In particular the Trustees noted that although during the periods under review the annualized returns of the Fund's stock price and net asset value fluctuated relative to the performance of its benchmark (the NBI), in most cases the Fund outperformed its benchmark.

The costs of services to be provided and profits to be realized by the investment adviser from the relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and comparative information regarding the expenses and expense ratios of the Fund and peer groups of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service which can command higher management fees than those charged by the Adviser pursuant to the investment advisory agreement. The Trustees also noted the satisfactory nature, extent and quality of the services provided by the Adviser to the Fund. Based on the information provided to and evaluated by the Trustees, the Board determined that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by competitors and that the services provided by the Adviser and the amounts paid under the agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding by the Trustees that the fees to be paid by the Fund are fair. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers based on publicly available information. After such review, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that the investment advisory agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Advisor as the Fund's assets increase. The Trustees considered the recent investment performance of the Fund and the management fees and breakpoints of other funds with similar objectives. The Trustees noted that the Adviser had made reductions to the fee schedule in 2006 to the levels described in financial statement footnote (3) and concluded that the current breakpoint schedule is satisfactory and fair given the asset size of the Fund, the investment strategies being pursued by the Adviser for the Fund and last year's adjustment to the management fee schedule.

H&Q LIFE SCIENCES INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange ("NYSE") that as of July 23, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission ("SEC") rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 21, 2007 and adjourned to July 20, 2007 in order to permit shareholders further time to respond to the solicitation of proxies. The description of each proposal and number of votes cast by shareholders are as follows:

1.  To elect three Trustees of the Fund for a term of two to three years or until his respective successor shall have been duly elected and qualified. The Trustees were elected to serve until the 2010 Annual Meeting, except for Rakesh K. Jain, Ph.D. who was elected to serve until the 2009 Annual Meeting.

	For	Withheld
Rakesh K. Jain, Ph.D.	12,677,346	888,226
Lawrence S. Lewin	12,777,670	787,902
Uwe E. Reinhardt, Ph.D.	12,757,218	808,354

Trustees serving until the 2008 Annual Meeting are Robert P. Mack, Eric Oddleifson, and Oleg M. Pohotsky. Trustees serving until the 2009 Annual Meeting are Daniel R. Omstead, Ph.D. and Lucinda Stebbins, CPA.

2.  To ratify the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2007.

For	Against	Abstain
13,020,601	245,113	299,858

3.  To eliminate the Fund's fundamental investment restriction with respect to the percentage of the outstanding voting securities of any one issuer that the Fund may purchase.

For	Against	Abstain	Non-Votes
9,767,437	793,447	476,045	3,389,654

4.  To amend the Fund's fundamental investment restriction with respect to the percentage of portfolio securities that may be on loan.

For	Against	Abstain	Non-Votes
9,703,523	851,604	481,802	3,389,654

H&Q LIFE SCIENCES INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

3702-AR-07

Item 2.       CODE OF ETHICS.

(a)                                                                                  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                                                                 No disclosures are required by this Item.

(c)                                                                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                                                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                                                                  Not applicable.

(f)                                                                                    A copy of the Registrant’s Code of Ethics is filed as Exhibit 1 to this Form N-CSR. Copies of the code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management, LLC at 30 Rowes Wharf, Boston, MA  02110, 1-800-451-2597.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oleg M. Pohotsky. He is “independent” for the purposes of Item 3.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees. The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $77,000 for the fiscal year ended September 30, 2007 and $74,000 for the fiscal year ended September 30, 2006.

(b)                                 Audit Related Fees. The Registrant was not billed any fees by the principal accountant for the last two fiscal years ended September 30 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 for the fiscal year ended September 30, 2007 and $4,000 for the fiscal year ended September 30, 2006. The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2007 and $8,680 for the fiscal year ended September 30, 2006. The nature of the services comprising the fees disclosed for the fiscal year ended September 30, 2006 was a review of investment valuation policies and procedures for publicly traded securities.

(e)                                  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    N/A.

(g)                                 None.

(h)                                 None.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.     SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES(1)

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Management LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Adviser’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

(1) Amended February 22, 2007

The Adviser’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Adviser’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards. The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, the Adviser may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser’s CCO. Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)  As of November 30, 2007, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., Jason C. Akus, M.D./M.B.A. and Howard Y. Kim, M.D. are members of a team that makes investments on behalf of the Registrant. Dr. Omstead oversees investments made by other team members. Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Healthcare Investors (“HQH”). The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH and the investment adviser. Dr. Omstead holds Doctoral and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services. Mr. Brinzey received a B.A. in psychology from Hobart College and an MBA from Northeastern University.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy. From March 2001 to August 2002, Dr. Gentile was Vice President, Technology Program Management at Millennium Pharmaceuticals. At Millennium, Dr. Gentile was responsible for management of all technology platform development programs. Dr. Gentile received a B.E. degree in Chemical Engineering from The Cooper Union and a Ph.D. in Chemical Engineering from MIT. Before working in industry, he was a post-doctoral fellow at the Swiss Federal Institute of Technology (ETH) in Zurich, Switzerland.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus also graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of life sciences information technology companies.

Howard Y. Kim, M.D. is Vice President, Research of the investment adviser. Dr. Kim joined the investment adviser of the Registrant in November 2007 and is responsible for investment research and venture due diligence in the biotechnology and medical device areas. Previously Dr. Kim worked at Advent International from 2001 to 2007, where he focused on life science venture capital investments. Dr. Kim received an A.B. in Economics from Harvard College and an M.D. from Tufts University School of Medicine.

(a) (2)  The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$444 million	0	0	0	0
Christopher F. Brinzey	1	$444 million	0	0	0	0
Frank T. Gentile	1	$444 million	0	0	0	0
Jason C. Akus	1	$444 million	0	0	0	0
Howard Y. Kim*	1	$444 million	0	0	0	0

*Information is provided as of November 30, 2007 for newly identified portfolio manager.

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities. In addition to managing the Registrant and HQH, Dr. Omstead is the President of the investment adviser of the Registrant. Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest. The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)       As of September 30, 2007, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below. As of November 30, 2007,

one newly identified portfolio manager’s compensation is similarly comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation. Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)       As of September 30, 2007, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$100,001-$500,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none
Howard Y. Kim*	none

*Information is provided as of November 30, 2007 for newly identified portfolio manager.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2006-Oct. 31, 2006)
Month #2 (Nov. 1, 2006 – Nov. 30, 2006)
Month #3 (Dec. 1, 2006 – Dec. 31, 2006)
Month #4 (Jan. 1, 2007 – Jan. 31, 2007)
Month #5 (Feb. 1, 2007 – Feb. 28, 2007)
Month #6 (Mar. 1, 2007 – Mar. 31, 2007)
Month #7 (Apr. 1, 2007 – Apr. 30, 2007)
Month #8 (May 1, 2007 – May 31, 2007)
Month #9 (June 1, 2007 – June 30, 2007)
Month #10 (Jul. 1, 2007 – Jul. 31, 2007)
Month #11 (Aug. 1, 2007 – Aug. 31, 2007)
Month #12 (Sep. 1, 2007 – Sep. 30, 2007)

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.      CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12.      EXHIBITS

(a)(1)    The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)    Separate certifications of the Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*		/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Carolyn Haley
Carolyn Haley, Treasurer

Date:	12/5/07

* Print the name and title of each signing officer under his or her signature.